UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2008

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On February 25, 2008 Arbitron Inc. ("Arbitron") announced that Arbitron and Nielsen Media Research, Inc., an affiliate of The Nielsen Company ("Nielsen"), as sole members, had agreed to the termination of Project Apollo, LLC ("Project Apollo"). The agreement to terminate Project Apollo was reached on February 19, 2008, following an evaluation by the members of the client commitments that had been secured. The members have agreed that the winding down of the business and liquidation of the net assets of Project Apollo will occur during the next several months. Project Apollo was formed to explore the commercialization of a national marketing research service created by Arbitron and Nielsen with the objective of providing multimedia exposure data combined with sales data from a single source to produce a measure of advertising effectiveness. From April 2005, Arbitron and Nielsen shared costs and capital expenditures associated with Project Apollo. ACNielsen (US) Inc., an affiliate of Nielsen, had entered into an agreement with Project Apollo to permit Project Apollo to use its Homescan Panel and certain other data and recruit panelists, tabulate data, and provide related services. Arbitron had entered into an agreement with Project Apollo under which Arbitron licensed to Project Apollo its Portable People MeterTM technology and equipment and provided other data collection and transmission services. Each of these agreements will terminate as a result of the termination of Project Apollo. Because of the mutual decision to terminate Project Apollo, neither party will incur early termination penalties.

Through its Scarborough Research joint venture with Nielsen, Arbitron provides media and marketing research services to the broadcast television, cable, newspaper, and online industries.

Item 7.01 Regulation FD Disclosure.

The disclosure under Item 1.02 above is incorporated into this Item 7.01 by reference. A copy of the press release announcing the termination of Project Apollo is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On February 25, 2008 Arbitron issued a press release announcing that it will hold a conference call on Tuesday, February 26, 2008 at 10:00 a.m. Eastern Time to discuss the financial implications of the termination of Project Apollo and to provide updated 2008 financial guidance. A copy of the press release announcing the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release entitled "Arbitron and Nielsen Terminate ‘Project Apollo’" issued by the Company and Nielsen on February 25, 2008.

99.2 Press Release entitled "Arbitron Inc. To Hold Investor Conference Call on February 26, 2008 at 10:00am ET" issued by the Company on February 25, 2008.

The information in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

February 25, 2008	By:	Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President & Chief Legal Officer, Legal & Business Affairs & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled "Arbitron and Nielsen Terminate ‘Project Apollo’" issued by the Company and Nielsen on February 25, 2008
99.2	Press Release entitled "Arbitron Inc. To Hold Investor Conference Call on February 26, 2008 at 10:00am ET" issued by the Company on February 25, 2008